1 F U E L I N G G R O W T H A N D I N N O V A T I O N I N A G R I - C O M M O D I T I E S A U G U S T 2 0 2 4 sadot SADOT GROUP INC N A S D A Q : S D O T

FORWARD LOOKING STATEMENTS This presentation includes "forward-looking statements." To the extent that the information presented in this presentation discusses financial projections, information, or expectations about our business plans, results of operations, products or markets, or otherwise makes statements about future events, such statements are forward-looking. Such forward-looking statements can be identified by the use of words such as "should," "may," "intends," "anticipates," "believes," "estimates," "projects," "forecasts," "expects," "plans," “pro-forma,” “goals,” "proposes,“ and words of similar import. Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. You are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading "Risk Factors" and elsewhere in the Company's annual report on Form 10-K for its fiscal year ended December 31, 2023, and any subsequent filings with the U.S. Securities and Exchange Commission. Forward-looking statements contained in this presentation speak only as of the date of this presentation or as otherwise indicated and Sadot Group Inc. does not undertake any duty to update any forward-looking statements except as may be required by law. Legal Disclaimer: Preliminary Unaudited Financials Statement The preliminary, unaudited financial results included in this presentation are based on information available as of June 30, 2024, management’s initial review of operations and financial results as of such date. They remain subject to change based on the completion of the Company’s customary quarterly financial closing and review procedures and are forward-looking statements. The Company assumes no obligation to update these statements, except as may be required by law. The actual results may be materially different and are affected by the risk factors and uncertainties identified in this presentation and in the Company’s annual and quarterly filings with the Securities and Exchange Commission. Further, the Company’s independent auditor has not reviewed or performed any procedures on the preliminary, unaudited financial results 2

THE SADOT STORYsadot SADOT GROUP INC 3  In November 2022, Sadot Group Inc., a Nasdaq-listed company focused on operating restaurants, shifted its focus to agri-commodity trading and engaged Aggia FZ LLC, a consultant in this industry.  Along with Aggia’s team of deeply experienced agri-commodity professionals, the Company began its strategic pivot away from restaurants to become an emerging player in the $1.9 trillion agri- commodity global supply chain market.  Sadot Group is headquartered in Burleson, Texas (DFW metro) and has established subsidiary operations throughout the United States, Brazil, Canada, Colombia, Dubai, India, Israel, Singapore, Ukraine and Zambia.  In June 2023, the company announced the acquisition of a controlling interest in a ~5,000 acre grain farm in Mkushi, Zambia.  Sadot Group is led by a professional management team with public company and food experience, including commodity trading, farming, financial management, SEC compliance, risk management, business development, etc.  Sadot Group’s Board of Directors is actively engaged in guiding the business as it grows, bringing decades of experience across commodities, finance, accounting and international operations.

4 • OUR MISSION • WHAT WE DO • THE OPPORTUNITY • ADDRESSING GLOBAL DEMAND • HOW WE’VE DONE • WHY INVEST CORPORATE OVERVIEW sadot SADOT GROUP INC

MISSION Sadot Group seeks to build a global, sustainable agri-commodity supply chain enterprise. Our mission is to ensure the delivery of essential food & feed to communities around the world by engaging with farmers, traders, logistics providers and industrial ingredients processors. 5

6 ORIGINATION & TRADING OPERATIONS • Sources food and feed commodities at the origin (soybean, wheat, corn, etc.) • Acquires the physical commodities contractually from a seller • Sells the physical commodities contractually to a buyer • Delivers the physical commodities to buyers' markets (logistics) • Generates an arbitrage gross profit from each agri-commodity transaction • Trading Model: High-volume (~$500k-$50M+ per trade) yet low-margin (~1-3%+ transactions) typically over short durations (2-6 weeks) FARM OPERATIONS • Building out operations to provide leverage to trading operations LEGACY FOOD SERVICE OPERATIONS – TO BE DIVESTED • Actively engaged in the review of potential sales opportunities for Pokémoto and Muscle Maker Grill. The Company announced the sale of Superfit Foods on August 1, 2024. 6 CORPORATE OVERVIEW Sadot Group Inc. is an emerging global agri-commodities supply chain organization with origination & trading operations located worldwide.

7 SIGNIFICANT GLOBAL OPPORTUNITY $1.9 Trillion*: Monetary value of global agricultural exports in 2022 Value of World Agricultural Products Exports * * Trade of agricultural commodities 2005–2022, Food & Agriculture Organization of the United Nations 7

Feeding the world’s ever-growing population is a significant challenge. The United Nations projects that global population will grow from today’s 8.1 billion to 9.7 billion by 2050, with growth concentrated in developing countries. The growing middle-class populations in developing countries within Africa and Asia result in more calorie per capita consumption in general and specifically a growth in demand for animal proteins. Both of these factors increase the demand for agri-commodities as feed for animals. A growing part of the world’s population are in areas that have highly limited agricultural potential and require systems in place to provide a steady in-flow of food products. Urban expansion, global warming, and corrupted farmland contribute to a steady decrease in fertile agricultural land needed to grow grains and legumes (pulses) that are the building blocks of nutrition. POPULATION GROWTH GROWING DEMAND FOR ANIMAL FEED ARID GEOGRAPHIES DIMINISHING AGRICULTURE LAND 8 THE CASE FOR AGRI- COMMODITIES The demand for food and feed is projected to grow significantly through the end of the century. This demand will place stress on the global food supply chain. Sadot Group sees significant growth potential in providing sustainable solutions to address the world’s food security issues. GROWING GLOBAL MARKET

GROWTH STRATEGY Increase diversification and revenue by expanding the following: Trading Offices Trading Expertise Trade Routes Agri-Commodities Farm Operations Strategically add trading offices around the world to access and service different regions. Complement current and new trade offices with specialized and experienced agri-commodity trading experts, finance & risk managers. Establish additional trade lines to complement current and planned trade offices. Expand the range of agri-commodity trades • Increase planted acreage at the Farm • Create warehousing & distribution hub (Zambia) • Explore additional farm acquisitions 9

Sadot Canada Toronto, Canada Sadot Black Sea Kiev, Ukraine Global Headquarters Dallas/Ft. Worth, TX Sadot Latam Miami, FL Sadot Mauritius Port Louis, Mauritius Sadot Zambia Farm Mkushi, Zambia Sadot Dubai Dubai, UAE Sadot Singapore Republic of Singapore GLOBAL FO O TPRINT Sadot Brazil Sao Paulo, Brazil Offices & Trading Farming EXPANDING GLOBAL REACH Adding trading teams and farm operations to capitalize on the growing global opportunity. 10

PERFORMANCE TO DATE SADOT 2023 • Over 80 trades • Over 1,750,275 metric tons shipped to/from 27 different countries • $716 million total revenue generated • Generated $9.2 million in net income • ~5,000 acre grain farm in Zambia • Established 4 trading teams across the world HOW WE’VE DONE SO FAR 11

12 HOW WE’VE DONE SO FAR $10.4 $161.7 $726.7 $- $100 $200 $300 $400 $500 $600 $700 $800 2021 2022 2023 $(4.9) $(2.0) $0.1 $(6.0) $(5.0) $(4.0) $(3.0) $(2.0) $(1.0) $- $1.0 Revenue ($ in Millions) Adjusted EBITDA (Unaudited, $ in Millions) Company Wide Select Financials Fiscal Years 2021-2023 Includes Origination & Trading Operations, Farm Operations, And Food Services 12

HOW WE’VE DONE SO FAR Origination & Trading Operations, Farm Operations, & Food Services Year to Date as of June 30, 2024* • Consolidated revenues of $283.0 million** • Net income of $2.1 million – the highest half-year income in the Company’s history * * Revenues in Q1 and Q2 2024 have been impacted by reduced trading activity in major producing countries pausing grain imports. * Source: Press Releases – “Sadot Group Inc. Reports Second Quarter 2024 Results August 13, 2024” and “Sadot Group Inc. Reports First Quarter 2024 Results May 15, 2024” * 2024 reported numbers are unaudited 13 Q2 2024 Company Wide Select Financials* $160m $175m $0.2m $2.4m

CAPITAL MARKETS SUMMARY NASDAQ: SDOT Share Price1 $0.47 Market Cap1 $25.7M TTM Revenue2 $636.4M Shares Outstanding3 54.7M Fiscal Year Dec 31 Sector Consumer Defensive Industry Farm Products Headquarters Burleson, TX (DFW Metro) 1. As of August 13, 2024 2. At June 30, 2024 3. As of July 30, 2024 14 SELL-SIDE ANALYST COVERAGE Alliance Global Partners Goldman Small Cap Research* Zack’s Small Cap* * Paid Research 14

Sadot Investment Thesis SADOT GROUP SEEKS TO: Generate sustained growth of revenues and operating income from the agri-commodity marketplace. • Capitalize on the rapidly expanding, $1.9 trillion global agri-commodity marketplace. • Diversify and increase revenue streams through new operational verticals, trading teams, trade routes, and commodities. • Leverage reliable grain and tree crop commodities by expanding farm operations. • Divest legacy restaurant assets and related costs. WH Y IN VEST 15

16 TRADING TEAMSsadot SADOT GROUP INC OPERATIONS & TRADING

17 17 SADOT LATAM • Facilitates trade flows FROM North America to Central America and northern markets in South America. • Headquartered in Miami, Florida with offices in Colombia and Ecuador. • Key commodities include • Corn • DDGS • Wheat • Rice • Barley • Sorghum SCOPE OF OPERATIONS Fausto is a seasoned professional with extensive experience in the business sector. He served as Trading Director and Head of the Agri-Business Division at Luzar Trading from 2013 to 2022. Prior to that, Fausto was a Senior Trader and Commercial Manager/Trader at Bunge Latin America from 2005 to 2013. FAUSTO PLAZA – Managing Director, Latam

18 18 SADOT BLACK SEA • Facilitates trade flows from the Black Sea Region (Ukraine, Romania, Bulgaria) to Southeast Asia and China. • Operational team in Kyiv, managed from Dubai UAE • Key commodities include: • Wheat • Corn • Soybean • Sorghum • Barley VASILIY GUROV – Managing Director, Black Sea Vasiliy is an experienced trader with an extensive career working in the private sector as well as government organizations. He specializes in Black Sea and European based originations with Southeast Asian & China destinations. SCOPE OF OPERATIONS

19 19 SADOT BRAZIL • Facilitates trade flows from Brazil to Asia • Headquartered in São Paulo, Brazil • Key commodities include: • Soybean • Corn • Sesame SCOPE OF OPERATIONS PAULO DE SA – Managing Director, Brazil Paulo is an agricultural engineer with over 30 years of experience in agricultural commodities markets. He holds an MSc and PhD in Agricultural Engineering from INEA – Universidad de Valladolid (UVA) and a postgraduate degree in Business Management from FEE – Universidad de Salamanca. Paulo has held leadership positions in origination, logistics, and trading at several global companies, including LDC and Bunge. FLAVIO DE CAMPOS – Finance Director, Brazil Flavio is an experienced finance professional with 30 years in agribusiness, technology and the food industry. He holds an MBA from INSPER (São Paulo), post degree in controllership from IPEP (São Paulo) and bachelor´s degree in accounting from FEA USP (São Paulo). He is also a certified public accountant. Flavio began his career as a trainee at Cargill Brazil, and evolved through various companies to hold leadership and senior-level positions in areas such as finance, accounting & control, planning & reporting, tax, risk management, process, internal controls & auditing, IT and HR. Flavio has worked in subsidiaries of listed companies like Solectron Corp. USA (NYSE), AWB - Australian Wheat Board Group (ASX) and CJ Korean Group (KRX).

20 SADOT CANADA DAVID HANNA – EVP / General Manager, Canada SCOPE OF OPERATIONS • Origination of pulses and specialty crops from Canada and other producing regions for trade around the world. • Focused on high protein crops to feed growing global demand driven from population expansion, healthier eating and expanding ingredient applications. • Primary products have a strong ESG profile – regenerative (nitrogen-fixing), low water usage, non- GMO • Headquartered in Toronto, Ontario. • Key commodities include: - Peas - Lentils - Chickpeas - Beans David Hanna has over two decades of management expertise in the global agri-food and commodity industry and will oversee all operations of Sadot Canada. He previously served as EVP and CFO at BroadGrain Commodities, where he played a key role in transforming the company into a major global agri-food player with operations on five continents. Additionally, he has extensive experience in M&A, public and private equity, and debt financing, having been involved in transactions valued at over $1 billion. Mr. Hanna holds a Bachelor of Commerce from McGill University and an MBA from the Schulich School of Business. Jaime Rueda has over 30 years of comprehensive experience managing global grain and specialty crop divisions and will lead feed ingredient trading activities at Sadot Canada. With an extensive background in animal feed, pet food ingredients, and food production, Jaime has held prominent roles at Fortune 500 companies such as CHS, Inc. and Seaboard Corp., and has also founded successful animal nutrition companies such as Escala Nutrition. Mr. Rueda holds a Ph.D. in Veterinary Medicine from the University of La Salle. JAIME RUEDA – VP / Head of Feed Ingredients, Canada

21 FARMING OPERATIONS

~5,000 ACRES OF FARMLAND SADOT ZAMBIA • Acquired almost 5,000 acres in Zambia’s Mkushi Region (Aug. 2023) • Expected to provide a reliable supply of grains and tree crops, which are currently experiencing constant demand and yielding higher margins OPERATIONAL UPDATE Q4 2023 • Strong winter wheat harvest (September) • Yielded of 987 metric tons of premium wheat • Generated over $500,000 in revenue at a rate of $515 per metric ton • Planted 540 hectares (1,334 acres) of maize (corn) with an estimated yield of 5,000 metric tons • Planted 351 hectares (775 acres) of soybean for an expected harvest of 1,050 metric tons Q1 2024 • Harvesting the summer crops • Signed an agreement with the Republic of Zambia’s Food Reserve Agency (RFA). This corn agreement aims to support the Zambian government’s efforts to safeguard national food security. • Shipped over 1,700 metric tons of corn under this contract to the RFA, • Revenues expected to be realized in Q2 and potentially into Q3 of 2024 • Sadot launched a pilot program aimed at collaborating with local farmers in Zambia whereby Sadot will provide seeds, fertilizers, and more to improve the productivity of regional small farmers. • Began receiving crops in May 2024 under the pilot program from the first of approximately 140 local farmers in the region, assisting in managing the sale of their crops. • Program aligns with the Company's commitment to support and empower the local community while exploring potential business opportunities 22

MANAGEMENT TEAM sadot SADOT GROUP INC 23

# EXECUTIVE TEAM



MIKE ROPER
Chief Executive Officer
Sadot Group Inc.

Joining the Company in 2018, Mike has led the organization through significant change, including the 2020 IPO and the 2022 strategic pivot to global agri-commodities. With almost five years of public company experience, Mike has proven to be an effective leader of change management. Prior to joining Sadot Group, Mike served as CEO of Taco Bueno Restaurants LLC from 2015 to 2017, and COO & CDO from 2013 to 2015. Mike led the successful sale of the privately-held chain to TPG Growth. Previously, Mike served as COO & EVP of Quiznos Subs from 2009 to 2012. He had been a franchisee for 9 years prior to joining the parent company.



Benjamin Petel
Managing Member Representative of Sadot LLC
Board Director & Secretary of Sadot Group Inc.

Benjamin has served as Managing Member Representative of Sadot LLC since 2022. From 2019 through 2022, he was engaged as a Business Development Specialist and consultant to various agriculture and food companies, covering corporate finance and M&A , commercial development and operational control.



Jennifer Black, CPA
Chief Financial Officer
Sadot Group Inc.

Jennifer joined the Company in 2022 as CFO bringing significant experience in public company management. Prior to joining the Company, she served as CFO for two oilfield service companies, Eagle Pressure Control LLC and Talon Pressure Control (2018 to 2021). She previously served as Controller for AG Resource Management (2015-2018), an agricultural lending company. From 2013 to 2015 she was Controller of Basic Energy Services. Earlier roles include VP of SEC reporting with OMNI American Bank.



Kevin Mohan
Chief Investment Officer, Chairman of the Board
Sadot Group Inc.

Kevin has served as a Director and Executive Chairman since 2018. Concurrently, he has served as the Company's Chief Investment Officer. Prior to joining the Company, he served as Vice President of Capital Markets for American Restaurant Holdings Inc.

24

CONTACT SADOT sadot SADOT GROUP INC 25 INVESTOR RELATIONS ir@sadotco.com SADOT GROUP INC. Michael Roper – CEO +1-708-653-7974 michael.roper@sadotco.com www.sadotgroupinc.com